Exhibit 32.1

CERTIFICATION OF THE

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of E.Merge Technology Acquisition Corp. (the “Company”) for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Jeff Clarke, Co-Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

To my knowledge, the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by this Report.

Date: March 31, 2022	By:	/s/ Jeff Clarke
Jeff Clarke
Co-Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)